
FUEL
YOUR CALM
FILTERED ORGANIC HEMP PRE-ROLLS
⊘ Tobacco ⊘ Nicotine ⊘ Chemicals
ENDO TOKES™
FUEL YOUR CALM
ORGANIC HEMP
ENDOTOKES™
20 Filtered Organic Hemp Pre-Rolls
⊘Tobacco | ⊘Nicotine | Less than 0.3% THC



FUEL
YOUR CALM
FILTERED ORGANIC HEMP PRE-ROLLS
⊘ Tobacco ⊘ Nicotine ⊘ Chemicals
ENDO TOKES
FUEL YOUR CALM
ORGANIC HEMP
ENDOTOKES™
20 Filtered Organic Hemp Pre-Rolls
⊘Tobacco | ⊘Nicotine | Less than 0.3% THC
Less than 0.3% THC
Order yours now! Use endobrands.com
Consult your doctor before using product. Keep out of reach of children. Do not use if pregnant, lactating, suffering from medical conditions or taking medications. Legal hemp product compliant with the US farm bill.
No claims are being made that this product is safer than cigarettes.
Organic Hemp does NOT mean safer hemp.
MADE IN THE USA

FUEL YOUR CALM

FILTERED ORGANIC HEMP PRE-ROLLS

⊘ Tobacco ⊘ Nicotine ⊘ Chemicals


ENDO TOKES
FUEL YOUR CALM
ORGANIC HEMP
ENDOTOKES™
20 Filtered Organic Hemp Pre-Rolls
⊘Tobacco | ⊘Nicotine | Less than 0.3% THC

Less than 0.3% THC

Order yours now! Use endobrands.com

MADE IN THE USA

Consult your doctor before using product. Keep out of reach of children. Do not use if pregnant, lactating, suffering from medical conditions or taking medications. Legal hemp product compliant with the US farm bill.

No claims are being made that this product is safer than cigarettes.

Organic Hemp does NOT mean safer hemp.


FUEL
YOUR CALM
FILTERED ORGANIC HEMP PRE-ROLLS
⊘ Tobacco ⊘ Nicotine ⊘ Chemicals
ENDO TOKES™
FUEL YOUR CALM
ORGANIC HEMP
ENDOTOKES™
20 Filtered Organic Hemp Pre-Rolls
⊘Tobacco | ⊘Nicotine | Less than 0.3% THC
Less than 0.3% THC
Order yours now! Use endobrands.com
Consult your doctor before using product. Keep out of reach of children. Do not use if pregnant, lactating, suffering from medical conditions or taking medications. Legal hemp product compliant with the US farm bill.
No claims are being made that this product is safer than cigarettes.
Organic Hemp does NOT mean safer hemp.
MADE IN THE USA


FUEL
YOUR CALM
FILTERED ORGANIC HEMP PRE-ROLLS
⊘ Tobacco ⊘ Nicotine ⊘ Chemicals
ENDO TOKES
FUEL YOUR CALM
ORGANIC HEMP
ENDOTOKES™
20 Filtered Organic Hemp Pre-Rolls
⊘Tobacco | ⊘Nicotine | Less than 0.3% THC
Less than 0.3% THC
Order yours now! Use endobrands.com
Consult your doctor before using product. Keep out of reach of children. Do not use if pregnant, lactating, suffering from medical conditions or taking medications. Legal hemp product compliant with the US farm bill.
No claims are being made that this product is safer than cigarettes.
Organic Hemp does NOT mean safer hemp.
MADE IN THE USA



FUEL YOUR CALM
WITH ORGANIC HEMP FLOWER
FILTERED ORGANIC HEMP PRE-ROLLS
⊘ Tobacco ⊘ Nicotine ⊘ Chemicals
Break the Cigarette habit— *smoke EndoTokes!*
ENDO TOKES
FUEL YOUR CALM
ORGANIC HEMP
ENDOTOKES™
20 Filtered Organic Hemp Pre-Rolls
⊘Tobacco | ⊘Nicotine | Less than 0.3% THC
Less than 0.3% THC
Order yours now! Use endobrands.com
Consult your doctor before using product. Keep out of reach of children. Do not use if pregnant, lactating, suffering from medical conditions or taking medications. Legal hemp product compliant with the US farm bill.
No claims are being made that this product is safer than cigarettes.
Organic Hemp does NOT mean safer hemp.
MADE IN THE USA


FUEL
YOUR CALM
THE ALTERNATIVE TO CIGARETTES
ENDO TOKES ORGANIC HEMP SMOKES
⊘ Tobacco ⊘ Nicotine ⊘ Chemicals
ENDO TOKES
FUEL YOUR CALM
ORGANIC HEMP
ENDOTOKES™
20 Filtered Organic Hemp Pre-Rolls
⊘Tobacco | ⊘Nicotine | Less than 0.3% THC
Less than 0.3% THC
Order yours now! Use endobrands.com
Consult your doctor before using product. Keep out of reach of children.
Do not use if pregnant, lactating, suffering from medical conditions or
taking medications. Legal hemp product compliant with the US farm bill.
No claims are being made that this product is safer than cigarettes.
Organic Hemp does NOT mean safer hemp.
MADE IN THE
USA


FUEL
YOUR CALM
FILTERED ORGANIC HEMP PRE-ROLLS
⊘ Tobacco ⊘ Nicotine ⊘ Chemicals
Less than 0.3% THC
Order yours now! Use endobrands.com
Consult your doctor before using product. Keep out of reach of children. Do not use if pregnant, lactating, suffering from medical conditions or taking medications. Legal hemp product compliant with the US farm bill.
No claims are being made that this product is safer than cigarettes.
Organic Hemp does NOT mean safer hemp.
MADE IN THE USA
ENDO TOKES
FUEL YOUR CALM
ORGANIC HEMP
ENDOTOKES™
20 Filtered Organic Hemp Pre-Rolls
⊘Tobacco | ⊘Nicotine | Less than 0.3% THC


FUEL YOUR CALM
FILTERED ORGANIC HEMP PRE-ROLLS
⊘ Tobacco ⊘ Nicotine ⊘ Chemicals
ENDO TOKES™
FUEL YOUR CALM
ORGANIC HEMP
ENDOTOKES™
20 Filtered Organic Hemp Pre-Rolls
⊘Tobacco | ⊘Nicotine | Less than 0.3% THC
Less than 0.3% THC
Order yours now! Use endobrands.com
Consult your doctor before using product. Keep out of reach of children. Do not use if pregnant, lactating, suffering from medical conditions or taking medications. Legal hemp product compliant with the US farm bill.
No claims are being made that this product is safer than cigarettes.
Organic Hemp does NOT mean safer hemp.
MADE IN THE USA

FUEL YOUR CALM

FILTERED ORGANIC HEMP PRE-ROLLS

⊘ Tobacco ⊘ Nicotine ⊘ Chemicals



ENDO TOKES™
FUEL YOUR CALM
ORGANIC HEMP
ENDOTOKES™
20 Filtered Organic Hemp Pre-Rolls
⊘Tobacco | ⊘Nicotine | Less than 0.3% THC

Less than 0.3% THC

Order yours now! Use endobrands.com

Consult your doctor before using product. Keep out of reach of children. Do not use if pregnant, lactating, suffering from medical conditions or taking medications. Legal hemp product compliant with the US farm bill.

No claims are being made that this product is safer than cigarettes.

Organic Hemp does NOT mean safer hemp.

MADE IN THE USA